                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) January 31, 2003
                                                 ----------------


                           EAGLE-PICHER HOLDINGS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    333-49957                  13-3989553
----------------------------     -------------------         ----------------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)

          11201 North Tatum Boulevard Suite 110, Phoenix, Arizona 85028
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         (Address of principal executive offices)               Zip Code


Registrant's telephone number, including area code    602-923-7200
                                                      ------------

                                (Not Applicable)
 -----------------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)

                         TABLE OF ADDITIONAL REGISTRANTS

                                     Jurisdiction of                      IRS Employer
                                     Incorporation or   Commission File   Identification
         Name                         Organization           Number           Number
         ----                        ---------------    ---------------   --------------
Eagle-Picher Industries, Inc.         Ohio              333-49957           31-0268670
Daisy Parts, Inc.                     Michigan          333-49957-02        38-1406772
Eagle-Picher Development Co., Inc.    Delaware          333-49957-03        31-1215706
Eagle-Picher Far East, Inc.           Delaware          333-49957-04        31-1235685
Eagle-Picher Minerals, Inc.           Nevada            333-49957-06        31-1188662
Eagle-Picher Technologies, LLC        Delaware          333-49957-09        31-1587660
Hillsdale Tool & Manufacturing Co.    Michigan          333-49957-07        38-0946293
EPMR Corporation (f/k/a Michigan      Michigan          333-49957-08        38-2185909
  Automotive Research Corp.)

ITEM 5.  OTHER EVENTS

         Eagle-Picher Holdings, Inc. issued the attached press release on January 31, 2003 regarding audited fiscal year 2002 results and the outlook for fiscal year 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EAGLE-PICHER HOLDINGS, INC.





                                       /s/ Thomas R. Pilholski

                                       Thomas R. Pilholski

                                       Senior Vice President and Chief
                                       Financial Officer

DATE  January 31, 2003
      ----------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EAGLE-PICHER INDUSTRIES, INC.


                                       /s/ Thomas R. Pilholski
                                       -------------------------------
                                       Thomas R. Pilholski
                                       Senior Vice President and Chief
                                       Financial Officer


DATE  January 31, 2003
      ----------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DAISY PARTS, INC.


                                       /s/ Tom B. Scherpenberg
                                       -------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer

DATE  January 31, 2003
      ----------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EAGLE-PICHER DEVELOPMENT COMPANY, INC.


                                       /s/ Tom B. Scherpenberg
                                       ----------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer

DATE  January 31, 2003
      ----------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EAGLE-PICHER FAR EAST, INC.


                                       /s/ Tom B. Scherpenberg
                                       -------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer

DATE  January 31, 2003
      ----------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EAGLE-PICHER MINERALS, INC.


                                        /s/ Tom B. Scherpenberg
                                       ---------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer

DATE  January 31, 2003
      ----------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EAGLE-PICHER TECHNOLOGIES, LLC


                                       /s/ Bradley J. Waters
                                       ----------------------------------
                                       Bradley J. Waters
                                       Vice President and Chief Financial
                                       Officer

DATE  January 31, 2003
      ----------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HILLSDALE TOOL & MANUFACTURING CO.


                                       /s/ Tom B. Scherpenberg
                                       ---------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer

DATE  January 31, 2003
      ----------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EPMR CORPORATION


                                       /s/ Tom B. Scherpenberg
                                       ------------------------------
                                       Tom B. Scherpenberg
                                       Treasurer

DATE  January 31, 2003
      ----------------

                                  EXHIBIT INDEX

Exhibit No.      Description

    1            Press release by Eagle-Picher Holdings, Inc. dated January 31,
                 2003